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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 1997, PROVIDING FOR THE ISSUANCE OF
                   ASSET-BACKED CERTIFICATES, SERIES 1997-LB2)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                 333-14225               13-3439681
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                File Number)         Identification Number)

Seven World Trade Center
New York, New York                                       10048
(Address of Principal                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On April 30, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1997-LB2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates") designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 Certificates, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class XS Certificates, the Class R-I Certificates and the Class R-II Certificates (together, the "Class R Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity ranging from 10 years to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $223,229,293 as of April 1, 1997 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated April 25, 1997, among the Depositor, Salomon Brothers Realty Corp., Long Beach Mortgage Company and its successor in interest, Long Beach. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated April 25, 1997, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and initial PassThrough Rates:

                                Initial Certificate
        Class                   Principal Balance            Pass-Through Rate
        -----                   -----------------            -----------------
         A-1                       $37,540,000                    6.95%
         A-2                       $13,370,000                    7.10%
         A-3                       $24,675,000                    7.20%
         A-4                        $5,010,000                    7.40%
         A-5                       $11,670,000                    7.60%
         A-6                       $27,184,000                    7.80%
         A-7                       $52,576,000                  Variable
         A-8                       $52,576,000                  Variable



                                       -3-

         A-9                        $22,300,000                   7.50%
         XS                        $223,229,293                 Variable
         B-1                        $11,045,000                   7.25%
         B-2                         $5,581,000                   7.25%
         B-3                         $3,348,000                   7.25%
         B-4                         $4,465,000                   7.25%
         B-5                         $2,232,000                   7.25%
         B-6                         $2,233,093                   7.25%

         R-I                              $100.00
        R-II                              $100.00


                  The Certificates (except for the Class B-4, Class B-5 and Class B-6 Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated October 18, 1996, and the Prospectus Supplement, dated April 25, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5 and Class B-6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits



             Exhibit No.                       Description
             -----------                       -----------

                 4.1 Pooling and Servicing Agreement, dated as of April 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Long Beach Mortgage Company as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee, relating to the Series 1997-LB2 Certificates.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 13, 1997

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:     /s/ Mark Hughes
                                      -----------------------
                                   Name:    Mark Hughes
                                   Title:   Assistant Vice President


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                                INDEX TO EXHIBITS


                                                                   Sequentially
    Exhibit No.                Description                         Numbered Page

        4.1          Pooling and Servicing Agreement, dated as of         7
                     April 1, 1997, by and among Salomon
                     Brothers Mortgage Securities VII, Inc. as
                     Depositor, Long Beach Mortgage Company as
                     Master Servicer and Norwest Bank Minnesota,
                     N.A. as Trustee, relating to the Series
                     1997-LB2 Certificates.